FORM 8

                        UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549


             AMENDMENT TO APPLICATION OR REPORT

      Filed pursuant to Section 12, 13 or 15(d) of the Securities Exchange Act of 1934



       National Capital Management Corporation
   (Exact name of registrant as specified in its charter)
                       AMENDMENT NO. 1


The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated November 10, 1995 as set forth in the pages attached hereto:


       Item 7.  Financial Statements and Exhibits

            Adding accountant's letter to Item 7.(c)(16) which was not previously filed under Item 7. of Form
       8-K.


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                           NATIONAL CAPITAL
                           MANAGEMENT CORPORATION
                                (Registrant)


Date:  November 17, 1995        By:/s/ Leslie A. Filler
                                Leslie A. Filler
                                Principal Financial Officer and
                                Principal Accounting Officer